                                                                    EXHIBIT 20.5

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                                      August 31, 1999
                                              --------------------------------
        Determination Date:                                 September 6, 1999
                                              --------------------------------
        Distribution Date:                                 September 15, 1999
                                              --------------------------------
        Monthly Period Ending:                                August 31, 1999
                                              --------------------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.




    I.     Collection  Account  Summary

           Available Funds:
                             Payments Received                                               $15,947,389.42
                             Liquidation Proceeds (excluding Purchase Amounts)                $1,701,790.86
                             Current Monthly Advances                                            216,063.44
                             Amount of withdrawal, if any, from the Spread Account                    $0.00
                             Monthly Advance Recoveries                                         (219,516.57)
                             Purchase Amounts-Warranty and Administrative Receivables                 $0.00
                             Purchase Amounts - Liquidated Receivables                                $0.00
                             Income from investment of funds in Trust Accounts                   $66,147.55
                                                                                        --------------------
           Total Available Funds                                                                                    $17,711,874.70
                                                                                                               ====================

           Amounts Payable on Distribution Date:
                             Reimbursement of Monthly Advances                                        $0.00
                             Backup Servicer Fee                                                      $0.00
                             Basic Servicing Fee                                                $406,074.82
                             Trustee and other fees                                                   $0.00
                             Class A-1 Interest Distributable Amount                                  $0.00
                             Class A-2 Interest Distributable Amount                            $421,303.34
                             Class A-3 Interest Distributable Amount                            $701,604.17
                             Class A-4 Interest Distributable Amount                            $530,000.00
                             Class A-5 Interest Distributable Amount                            $277,750.00
                             Noteholders' Principal Distributable Amount                     $13,127,715.49
                             Amounts owing and not paid to Security
                                  Insurer under Insurance Agreement                                   $0.00
                             Supplemental Servicing Fees (not otherwise paid
                                  to Servicer)                                                        $0.00
                             Spread Account Deposit                                           $2,247,426.89
                                                                                        --------------------
           Total Amounts Payable on Distribution Date                                                               $17,711,874.70
                                                                                                               ====================


                                 Page 1 (1998-B)


    II.     Available Funds

            Collected Funds (see V)
                         Payments Received                                                   $15,947,389.42
                         Liquidation Proceeds (excluding Purchase Amounts)                    $1,701,790.86         $17,649,180.28
                                                                                        --------------------

            Purchase Amounts                                                                                                 $0.00

            Monthly Advances
                         Monthly Advances - current Monthly Period (net)                         ($3,453.13)
                         Monthly Advances - Outstanding Monthly Advances
                            not otherwise reimbursed to the Servicer                                  $0.00             ($3,453.13)
                                                                                        --------------------

            Income from investment of funds in Trust Accounts                                                           $66,147.55
                                                                                                               --------------------

            Available Funds                                                                                         $17,711,874.70
                                                                                                               ====================

    III.    Amounts Payable on Distribution Date

            (i)(a)      Taxes due and unpaid with respect to the Trust
                        (not otherwise paid by OFL or the Servicer)                                                          $0.00

            (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                        to Servicer and to be reimbursed on the Distribution Date)                                           $0.00

            (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to
                        Servicer)                                                                                            $0.00

            (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the
                        Servicer):
                            Owner Trustee                                                             $0.00
                            Administrator                                                             $0.00
                            Indenture Trustee                                                         $0.00
                            Indenture Collateral Agent                                                $0.00
                            Lockbox Bank                                                              $0.00
                            Custodian                                                                 $0.00
                            Backup Servicer                                                           $0.00
                            Collateral Agent                                                          $0.00                  $0.00
                                                                                        --------------------

            (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                           $406,074.82

            (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

            (iii)(c)    Servicer reimbursements for mistaken deposits or postings
                        of checks returned for insufficient funds (not otherwise
                        reimbursed to Servicer)                                                                              $0.00

            (iv)        Class A-1 Interest Distributable Amount                                                              $0.00
                        Class A-2 Interest Distributable Amount                                                        $421,303.34
                        Class A-3 Interest Distributable Amount                                                        $701,604.17
                        Class A-4 Interest Distributable Amount                                                        $530,000.00
                        Class A-5 Interest Distributable Amount                                                        $277,750.00

            (v)         Noteholders' Principal Distributable Amount
                             Payable to Class A-1 Noteholders                                                                $0.00
                             Payable to Class A-2 Noteholders                                                       $13,127,715.49
                             Payable to Class A-3 Noteholders                                                                $0.00
                             Payable to Class A-4 Noteholders                                                                $0.00
                             Payable to Class A-5 Noteholders                                                                $0.00

            (vii)       Unpaid principal balance of the Class A-1 Notes
                        after deposit to the Note Distribution Account of
                        any funds in the Class A-1 Holdback Subaccount
                        (applies only on the Class A-1 Final Scheduled
                        Distribution Date)                                                                                   $0.00

            (ix)        Amounts owing and not paid to Security Insurer under
                        Insurance Agreement                                                                                  $0.00
                                                                                                               --------------------

                        Total amounts payable on Distribution Date                                                  $15,464,447.81
                                                                                                               ====================


                                 Page 2 (1998-B)


    IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
            withdrawal from Reserve Account; Deficiency Claim Amount;
            Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

            Spread Account deposit:

                 Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account
                 Maximum Amount)                                                              $2,247,426.89

            Reserve Account Withdrawal on any Determination Date:

                 Amount of excess, if any, of total amounts payable over
                 Available Funds (excluding amounts payable under item (vii) of
                 Section III)                                                                         $0.00

                 Amount available for withdrawal from the Reserve Account
                 (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the
                 Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                 of Subsequent Receivables)                                                           $0.00

                 (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
                 Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                 Account.)

                 Amount of withdrawal, if any, from the Reserve Account                               $0.00

            Reserve Account Withdrawal on Determination Date for Class A-1 Final
            Scheduled Distribution Date:

                 Amount by which (a) the remaining principal balance of the Class
                 A-1 Notes exceeds (b) Available Funds after payment of amounts
                 set forth in item (v) of Section III                                                 $0.00

                 Amount available in the Class A-1 Holdback Subaccount                                $0.00

                 (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
                 Holdback Subaccount, and deposited in the Note Distribution
                 Account for payment to the Class A-1 Noteholders)

                 Amount of withdrawal, if any, from the Class A-1 Holdback
                 Subaccount                                                                           $0.00

            Deficiency Claim Amount:

                 Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                 Holdback Subaccount and Available Funds                                              $0.00

                 (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

            Pre-Funding Account Shortfall:

                 Amount of excess, if any, on the Distribution Date on or
                 immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
                 Amount, the Class A-3 Prepayment Amount, the Class A-4
                 Prepayment Amount, the Class A-5 Prepayment Amount over (b) the
                 amount on deposit in the Pre-Funding Account                                         $0.00

            Class A-1 Maturity Shortfall:

                 Amount of excess, if any, on the Class A-1 Final Scheduled
                 Distribution Date, of (a) the unpaid principal balance of the
                 Class A-1 Notes over (b) the sum of the amounts deposited in the
                 Note Distribution Account under item (v) and (vii) of Section
                 III or pursuant to a withdrawal from the Class A-1 Holdback
                 Subaccount                                                                           $0.00

            (In the event a Deficiency Claim Amount, Pre-Funding Account
            Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
            Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
            Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-B)


     V.     Collected Funds

            Payments Received:
                         Supplemental Servicing Fees                                                  $0.00
                         Amount allocable to interest                                          5,505,817.53
                         Amount allocable to principal                                        10,441,571.89
                         Amount allocable to Insurance Add-On Amounts                                 $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                            Collection Account)                                                       $0.00
                                                                                        --------------------

            Total Payments Received                                                                                 $15,947,389.42

            Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables          1,708,704.43

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such Liquidated
                            Receivables                                                           (6,913.57)
                                                                                        --------------------

            Net Liquidation Proceeds                                                                                  $1,701,790.86

            Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                                  $0.00
                         Amount allocable to interest                                                 $0.00
                         Amount allocable to principal                                                $0.00
                         Amount allocable to Insurance Add-On Amounts                                 $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                            Collection Account)                                                       $0.00                  $0.00
                                                                                        --------------------   ---------------------

            Total Collected Funds                                                                                    $17,649,180.28
                                                                                                               =====================

    VI.     Purchase Amounts Deposited in Collection Account

            Purchase Amounts - Warranty Receivables                                                                           $0.00
                         Amount allocable to interest                                                 $0.00
                         Amount allocable to principal                                                $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in the
                            Collection Account)                                                       $0.00

            Purchase Amounts - Administrative Receivables                                                                     $0.00
                         Amount allocable to interest                                                 $0.00
                         Amount allocable to principal                                                $0.00
                         Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit in the
                             Collection Account)                                                      $0.00
                                                                                        --------------------

            Total Purchase Amounts                                                                    $0.00
                                                                                                               =====================

    VII.    Reimbursement of Outstanding Monthly Advances

            Outstanding Monthly Advances                                                                                $441,629.61

            Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                                       ($219,516.57)
                         Liquidation Proceeds                                                         $0.00
                         Purchase Amounts - Warranty Receivables                                      $0.00
                         Purchase Amounts - Administrative Receivables                                $0.00
                                                                                        --------------------

            Outstanding Monthly Advances to be netted against Monthly
               Advances for the current Monthly Period                                                                ($219,516.57)

            Outstanding Monthly Advances to be reimbursed out of
               Available Funds on the Distribution Date                                                               ($219,516.57)

            Remaining Outstanding Monthly Advances                                                                     $222,113.04

            Monthly Advances - current Monthly Period                                                                  $216,063.44
                                                                                                               --------------------

            Outstanding Monthly Advances - immediately following the
               Distribution Date                                                                                       $438,176.48
                                                                                                               ====================


                                 Page 4 (1998-B)


    VIII. Calculation of Interest and Principal Payments

          A.  Calculation of Principal Distribution Amount

               Payments received allocable to principal                                                             $10,441,571.89
               Aggregate of Principal Balances as of the Accounting Date of all
                  Receivables that became Liquidated Receivables
                  during the Monthly Period                                                                          $2,686,143.60
               Purchase Amounts - Warranty Receivables allocable to principal                                                $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                          $0.00
               Amounts withdrawn from the Pre-Funding Account                                                                $0.00
               Cram Down Losses                                                                                              $0.00
                                                                                                               --------------------

               Principal Distribution Amount                                                                        $13,127,715.49
                                                                                                               ====================

          B.  Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-1 Noteholders on such Distribution Date)                    $0.00

               Multiplied by the Class A-1 Interest Rate                                             5.6275%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 22/360                                                      0.08333333                  $0.00
                                                                                        --------------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------

               Class A-1 Interest Distributable Amount                                                                       $0.00
                                                                                                               ====================

          C.  Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-2 Noteholders on such Distribution Date)           $87,331,836.93

               Multiplied by the Class A-2 Interest Rate                                              5.789%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 22/360                                                      0.08333333            $421,303.34
                                                                                        --------------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                           --
                                                                                                               --------------------

               Class A-2 Interest Distributable Amount                                                                 $421,303.34
                                                                                                               ====================

          D.  Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-3 Noteholders on such Distribution Date)          $141,500,000.00

               Multiplied by the Class A-3 Interest Rate                                              5.950%

               Multiplied by 1/12 or in the case of the first Distribution Date,
               by 22/360                                                                         0.08333333            $701,604.17
                                                                                        --------------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------

               Class A-3 Interest Distributable Amount                                                                 $701,604.17
                                                                                                               ====================

          E.  Calculation of Class A-4 Interest Distributable Amount

               Class A-4 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-4 Noteholders on such Distribution Date)          $106,000,000.00

               Multiplied by the Class A-4 Interest Rate                                              6.000%

               Multiplied by 1/12 or in the case of the first Distribution Date,
               by 22/360                                                                         0.08333333            $530,000.00
                                                                                        --------------------

               Plus any unpaid Class A-4 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------

               Class A-4 Interest Distributable Amount                                                                 $530,000.00
                                                                                                               ====================


                                 Page 5 (1998-B)


    F.  Calculation of Class A-5 Interest Distributable Amount

               Class A-5 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-5 Noteholders on such Distribution Date)           $55,000,000.00

               Multiplied by the Class A-5 Interest Rate                                              6.060%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                   by 22/360                                                                     0.08333333            $277,750.00
                                                                                        --------------------

               Plus any unpaid Class A-5 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------

               Class A-5 Interest Distributable Amount                                                                 $277,750.00
                                                                                                               ====================


    G.  Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                                $0.00
               Class A-2 Interest Distributable Amount                                          $421,303.34
               Class A-3 Interest Distributable Amount                                          $701,604.17
               Class A-4 Interest Distributable Amount                                          $530,000.00
               Class A-5 Interest Distributable Amount                                          $277,750.00

               Noteholders' Interest Distributable Amount                                                            $1,930,657.50
                                                                                                               ====================

    H.  Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                                 $13,127,715.49

               Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
                  Distribution Amount, the initial principal balance of the Class
                  A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
                  Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
                  Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
                  Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of
                  the Accounting Date for the preceding Distribution Date)                           100.00%        $13,127,715.49
                                                                                        --------------------


               Unpaid Noteholders' Principal Carryover Shortfall                                                             $0.00
                                                                                                               --------------------

               Noteholders' Principal Distributable Amount                                                          $13,127,715.49
                                                                                                               ====================

    I.  Application of Noteholders' Principal Distribution Amount:

               Amount of Noteholders' Principal Distributable Amount payable to
               Class A-1 Notes (equal to entire Noteholders' Principal Distributable
               Amount until the principal balance of the Class A-1 Notes is reduced to zero)                                 $0.00
                                                                                                               ====================

               Amount of Noteholders' Principal Distributable Amount payable to
               Class A-2 Notes (no portion of the Noteholders' Principal
               Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
               thereafter, equal to the entire Noteholders' Principal Distributable
               Amount)                                                                                              $13,127,715.49
                                                                                                               ====================

                                 Page 6 (1998-B)



    IX.     Pre-Funding Account

            A. Withdrawals from Pre-Funding Account:

               Amount on deposit in the Pre-Funding Account as of the preceding
                  Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                             $9.37
                                                                                                               --------------------
                                                                                                                             $9.37
                                                                                                               ====================

               Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
                  Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
                  Principal Balance of Subsequent Receivables transferred to the
                  Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
                  of Subsequent Receivables over (ii) $0))                                                                   $0.00

               Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date (see
                  B below)                                                                                                   $0.00
                                                                                                               --------------------

               Amount remaining on deposit in the Pre-Funding Account after
                  Distribution Date
                                                                                                      $9.37
                                                                                       ---------------------

                                                                                                               --------------------
                                                                                                                             $9.37
                                                                                                               ====================


            B. Distributions to Noteholders from certain withdrawals from the
               Pre-Funding Account:

               Amount withdrawn from the Pre-Funding Account as a result of the
                  Pre-Funded Amount not being reduced to zero on the Distribution
                  Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced
                  to $100,000 or less on any Distribution Date                                                               $0.00

               Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                  Distribution Date)                                                                                         $0.00

               Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                  Distribution Date)                                                                                         $0.00

               Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                  Distribution Date)                                                                                         $0.00

               Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                  Distribution Date)                                                                                         $0.00

               Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
                  Distribution Date)                                                                                         $0.00


            C.  Prepayment Premiums:

               Class A-1 Prepayment Premium                                                                                  $0.00
               Class A-2 Prepayment Premium                                                                                  $0.00
               Class A-3 Prepayment Premium                                                                                  $0.00
               Class A-4 Prepayment Premium                                                                                  $0.00
               Class A-5 Prepayment Premium                                                                                  $0.00



                                 Page 7 (1998-B)


     X.     Reserve Account

            Requisite Reserve Amount:

            Portion of Requisite Reserve Amount calculated with respect to Class
               A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class
               A-5 Notes,

                           Product of (x) weighted average of the Class A-1, A-2, A-3, A-4, and
                           A-5 Interest Rate (based on outstanding Class A-1, A-2, A-3, A-4, and
                           A-5 principal balance), divided by 360                                    0.0000%
                           (y) (the Pre-Funded Amount on such Distribution Date)                       0.00
                           (z) (the number of days until the May 1998 Distribution Date))                 0
                                                                                                                             $0.00
                           Less the product of (x) 2.5% divided by 360,                                0.00%
                           (y) the Pre-Funded Amount on such Distribution Date and,                    0.00
                           (z) the number of days until the May 1998 Distribution Date                    0                  $0.00
                                                                                                               --------------------


            Requisite Reserve Amount                                                                                         $0.00
                                                                                                               ====================

            Amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) as of the preceding Distribution Date or, in
               the case of the first Distribution Date, as of the Closing Date                                                $0.00

            Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
               Holdback Subaccount) (which excess is to be deposited by the
               Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
               Receivables)                                                                                                  $0.00

            Less: the excess, if any, of the amount on deposit in the Reserve
               Account (other than the Class A-1 Holdback Subaccount) over the
               Requisite Reserve Amount (and amount withdrawn from the Reserve
               Account to cover the excess, if any, of total amounts payable over
               Available Funds, which excess is to be transferred by the
               Indenture Trustee from amounts withdrawn from the Pre-Funding
               Account in respect of transfers of Subsequent Receivables)                                                     $0.00

            Less: withdrawals from the Reserve Account (other than the Class A-1
               Holdback Subaccount) to cover the excess, if any, of total amount
               payable over Available Funds (see IV above)                                                                   $0.00
                                                                                                               --------------------

            Amount remaining on deposit in the Reserve Account (other than the
               Class A-1 Holdback Subaccount) after the Distribution Date                                                    $0.00
                                                                                                               ====================

    XI.     Class A-1 Holdback Subaccount:

            Class A-1 Holdback Amount:

            Class A-1 Holdback Amount as of preceding Distribution Date or the
               Closing Date, as applicable,                                                                                  $0.00

            Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
               (the Original Pool Balance after giving effect to the transfer of
               Subsequent Receivables on the Distribution Date or on a Subsequent
               Transfer Date preceding the Distribution Date))                                                                   0

            Less withdrawal, if any, of amount from the Class A-1 Holdback
               Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                             $0.00

            Less withdrawal, if any, of amount remaining in the Class A-1
               Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
               after giving effect to any payment out of the Class A-1 Holdback
               Subaccount to cover a Class A-1 Maturity Shortfall (amount of
               withdrawal to be released by the Indenture Trustee)                                                           $0.00
                                                                                                               --------------------

            Class A-1 Holdback Subaccount immediately following the Distribution Date                                        $0.00
                                                                                                               ====================


                                 Page 8 (1998-B)


     XII.    Calculation of Servicing Fees

             Aggregate Principal Balance as of
               the first day of the Monthly Period              $389,831,827.56
             Multiplied by Basic Servicing Fee Rate                        1.25%
             Multiplied by months per year                           0.08333333
                                                            --------------------

             Basic Servicing Fee                                                                $406,074.82

             Less: Backup Servicer Fees                                                               $0.00

             Supplemental Servicing Fees                                                              $0.00
                                                                                        --------------------

             Total of Basic Servicing Fees and Supplemental Servicing Fees                                             $406,074.82
                                                                                                               ====================

    XIII.    Information for Preparation of Statements to Noteholders

             a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                        $87,331,836.93
                             Class A-3 Notes                                                                       $141,500,000.00
                             Class A-4 Notes                                                                       $106,000,000.00
                             Class A-5 Notes                                                                        $55,000,000.00

             b.  Amount distributed to Noteholders allocable to principal
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                        $13,127,715.49
                             Class A-3 Notes                                                                                 $0.00
                             Class A-4 Notes                                                                                 $0.00
                             Class A-5 Notes                                                                                 $0.00

             c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                        $74,204,121.44
                             Class A-3 Notes                                                                       $141,500,000.00
                             Class A-4 Notes                                                                       $106,000,000.00
                             Class A-5 Notes                                                                        $55,000,000.00

             d.  Interest distributed to Noteholders
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                           $421,303.34
                             Class A-3 Notes                                                                           $701,604.17
                             Class A-4 Notes                                                                           $530,000.00
                             Class A-5 Notes                                                                           $277,750.00

             e.  1.  Class A-1 Interest Carryover Shortfall, if any (and change in amount from
                       preceding statement)                                                                                  $0.00
                 2.  Class A-2 Interest Carryover Shortfall, if any (and change in amount from
                       preceding statement)                                                                                  $0.00
                 3.  Class A-3 Interest Carryover Shortfall, if any (and change in amount from
                       preceding statement)                                                                                  $0.00
                 4.  Class A-4 Interest Carryover Shortfall, if any (and change in amount from
                       preceding statement)                                                                                  $0.00
                 5.  Class A-5 Interest Carryover Shortfall, if any (and change in amount from
                       preceding statement)                                                                                  $0.00

             f.  Amount distributed payable out of amounts withdrawn from or pursuant to:

                 1.  Reserve Account                                                                  $0.00
                 2.  Spread Account Class A-1 Holdback Subaccount                                     $0.00
                 3.  Claim on the Note Policy                                                         $0.00

             g.  Remaining Pre-Funded Amount                                                                                 $9.37

             h.  Remaining Reserve Amount                                                                                    $0.00

             i.  Amount on deposit on Class A-1 Holdback Subaccount                                                          $0.00

             j.  Prepayment amounts
                             Class A-1 Prepayment Amount                                                                     $0.00
                             Class A-2 Prepayment Amount                                                                     $0.00
                             Class A-3 Prepayment Amount                                                                     $0.00
                             Class A-4 Prepayment Amount                                                                     $0.00
                             Class A-5 Prepayment Amount                                                                     $0.00

             k.   Prepayment Premiums
                             Class A-1 Prepayment Premium                                                                    $0.00
                             Class A-2 Prepayment Premium                                                                    $0.00
                             Class A-3 Prepayment Premium                                                                    $0.00
                             Class A-4 Prepayment Premium                                                                    $0.00
                             Class A-5 Prepayment Premium                                                                    $0.00

             l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                   paid by the Trustee on behalf of the Trust                                                          $406,074.82

             m.  Note Pool Factors (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                            0.00000000
                             Class A-2 Notes                                                                            0.39470277
                             Class A-3 Notes                                                                            1.00000000
                             Class A-4 Notes                                                                            1.00000000
                             Class A-5 Notes                                                                            1.00000000


                                 Page 9 (1998-B)


    XVI.   Pool Balance and Aggregate Principal Balance

                              Original Pool Balance at beginning of Monthly Period                                 $549,999,990.63
                              Subsequent Receivables                                                                             -
                                                                                                               --------------------
                              Original Pool Balance at end of Monthly Period                                       $549,999,990.63
                                                                                                               ====================

                              Aggregate Principal Balance as of preceding Accounting Date                          $389,831,827.56
                              Aggregate Principal Balance as of current Accounting Date                            $376,704,112.07





           Monthly Period Liquidated Receivables                                  Monthly Period Administrative Receivables

                                Loan #                   Amount                        Loan #                      Amount
                                ------                   ------                       ------                       ------
                  see attached listing               $2,686,143.60      see attached listing                                       -
                                                             $0.00                                                  $0.00
                                                             $0.00                                                  $0.00
                                                    ---------------                                                -------
                                                     $2,686,143.60                                                  $0.00
                                                    ===============                                                =======



    XVIII.   Delinquency Ratio

             Sum of Principal Balances (as of the Accounting Date) of all
                Receivables delinquent more than 30 days with respect to all or
                any portion of a Scheduled Payment as of the Accounting Date                 $20,295,492.34

             Aggregate Principal Balance as of the Accounting Date                          $376,704,112.07
                                                                                        --------------------

             Delinquency Ratio                                                                                          5.38764821%
                                                                                                               ====================


           IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.



                                     ARCADIA  FINANCIAL  LTD.

                                     By:
                                        ---------------------------------------
                                     Name: Scott R. Fjellman
                                         --------------------------------------
                                     Title: Vice President / Securitization
                                           ------------------------------------



                                Page 10 (1998-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING AUGUST 31, 1999


I.      ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION               $550,000,000

                          AGE OF POOL (IN MONTHS)                                15

II.     Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment as of the Accounting Date
                                                                                         $20,295,492.34

        Aggregate Principal Balance as of the Accounting Date                           $376,704,112.07
                                                                                    --------------------

        Delinquency Ratio                                                                                           5.38764821%
                                                                                                           ====================


III.    Average Delinquency Ratio

        Delinquency ratio - current Determination Date                                       5.38764821%

        Delinquency ratio - preceding Determination Date                                     5.36284762%

        Delinquency ratio - second preceding Determination Date                              4.31789974%
                                                                                    --------------------


        Average Delinquency Ratio                                                                                   5.02279852%
                                                                                                           ====================


IV.     Default Rate

        Cumulative balance of defaults as of the preceding Accounting Date                                      $28,037,334.17

        Add:            Sum of Principal Balances (as of the Accounting
                           Date) of Receivables that became Liquidated
                           Receivables during the Monthly Period or that
                           became Purchased Receivables during Monthly
                           Period (if delinquent more than 30 days with
                           respect to any portion of a Scheduled
                           Payment at time of purchase)                                                          $2,686,143.60
                                                                                                           --------------------

        Cumulative balance of defaults as of the current Accounting Date                                        $30,723,477.77

                          Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                      4,192,209.91

                               Percentage of 90+ day delinquencies applied to
                                 defaults                                                        100.00%         $4,192,209.91
                                                                                    --------------------   --------------------

        Cumulative balance of defaults and 90+ day delinquencies as of the current
           Accounting Date                                                                                      $34,915,687.68
                                                                                                           ====================




V. Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

        Cumulative Default Rate - current Determination Date                                  6.3483069%

        Cumulative Default Rate - preceding Determination Date                                5.8122982%

        Cumulative Default Rate - second preceding Determination Date                         5.3199299%



                                 Page 1 (1998-B)




VI.     Net Loss Rate

        Cumulative net losses as of the preceding Accounting Date                                               $12,452,706.87

        Add:            Aggregate of Principal Balances as of the
                           Accounting Date (plus accrued and unpaid
                           interest thereon to the end of the Monthly
                           Period) of all Receivables that became
                           Liquidated Receivables or that became Purchased
                           Receivables and that were delinquent more than
                           30 days with respect to any portion of a
                           Scheduled Payment as of the Accounting Date                    $2,686,143.60
                                                                                    --------------------

                        Liquidation Proceeds received by the Trust                       ($1,701,790.86)           $984,352.74
                                                                                    --------------------   --------------------

        Cumulative net losses as of the current Accounting Date                                                 $13,437,059.61

                          Sum of Principal Balances (as of the Accounting Date)
                             of 90+ day delinquencies                                     $4,192,209.91

                               Percentage of 90+ day delinquencies applied
                                  to losses                                                       50.00%         $2,096,104.96
                                                                                    --------------------   --------------------

        Cumulative net losses and 90+ day delinquencies as of the current
           Accounting Date                                                                                      $15,533,164.57
                                                                                                           ====================




VII.    Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+
           day delinquencies)

        Cumulative Net Loss Rate - current Determination Date                                                        2.8242117%

        Cumulative Net Loss Rate - preceding Determination Date                                                      2.6214291%

        Cumulative Net Loss Rate - second preceding Determination Date                                               2.3855048%


VIII.    Classic/Premier Loan Detail

                                                                    Classic             Premier                 Total
                                                                    -------             -------                 -----
         Aggregate Loan Balance, Beginning                         290,447,101.89       $99,384,725.67       $389,831,827.56
           Subsequent deliveries of Receivables                                                                         0.00
           Prepayments                                              (3,073,362.18)       (1,323,365.10)        (4,396,727.28)
           Normal loan payments                                     (4,317,132.49)       (1,727,712.12)        (6,044,844.61)
           Liquidated Receivables                                   (2,047,401.87)         (638,741.73)        (2,686,143.60)
           Administrative and Warranty Receivables                           0.00                 0.00                  0.00
                                                             ---------------------  -------------------  --------------------
         Aggregate Loan Balance, Ending                           $281,009,205.35       $95,694,906.72       $376,704,112.07
                                                             =====================  ===================  ====================

         Delinquencies                                             $17,262,325.66         3,033,166.68        $20,295,492.34
         Recoveries                                                 $1,297,451.35          $404,339.51         $1,701,790.86
         Net Losses                                                   $749,950.52           234,402.22           $984,352.74



VIII.   Other Information Provided to FSA

        A. Credit Enhancement Fee information:

           Aggregate Principal Balance as of the Accounting Date                         $376,704,112.07
           Multiplied by:  Credit Enhancement Fee  (27.7 bp's) * (30/360)                         0.0231%
                                                                                     --------------------
                Amount due for current period                                                                        $86,955.87
                                                                                                            ====================


        B. Dollar amount of loans that prepaid during the Monthly Period                                          $4,396,727.28
                                                                                                            ====================

           Percentage of loans that prepaid during the Monthly Period                                                1.16715670%
                                                                                                            ====================


                                 Page 2 (1998-B)


   IX.     Spread Account Information                                                           $                      %

           Beginning Balance                                                                $31,186,546.95             8.27879122%

           Deposit to the Spread Account                                                     $2,247,426.89             0.59660270%
           Spread Account Additional Deposit                                                         $0.00             0.00000000%
           Withdrawal from the Spread Account                                                        $0.00             0.00000000%
           Disbursements of Excess                                                          ($3,444,185.96)           -0.91429476%
           Interest earnings on Spread Account                                                 $146,541.84             0.03890105%
                                                                                       --------------------   --------------------

           Ending Balance                                                                   $30,136,329.72             8.00000000%
                                                                                       ====================   ====================


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association             $30,136,329.72             8.00000000%
                                                                                       ====================   ====================


     X.    Trigger Events


           Cumulative Loss and Default Triggers as of March 1, 1998
           ----------------------------------------------------------------------------------------
                                     Loss            Default        Loss Event     Default Event
                 Month           Performance       Performance      of Default       of Default
           ----------------------------------------------------------------------------------------
                   3                1.05%             2.11%            1.33%            2.66%
                   6                2.11%             4.21%            2.66%            5.32%
                   9                3.05%             6.10%            3.85%            7.71%
                  12                3.90%             7.79%            4.92%            9.84%
                  15                5.02%            10.03%            6.34%           12.68%
                  18                6.04%            12.07%            7.63%           15.25%
                  21                6.93%            13.85%            8.75%           17.50%
                  24                7.70%            15.40%            9.73%           19.45%
                  27                8.10%            16.21%           10.24%           20.47%
                  30                8.43%            16.86%           10.65%           21.29%
                  33                8.71%            17.43%           11.01%           22.01%
                  36                8.96%            17.92%           11.32%           22.63%
                  39                9.08%            18.15%           11.47%           22.93%
                  42                9.17%            18.34%           11.58%           23.16%
                  45                9.25%            18.49%           11.68%           23.36%
                  48                9.31%            18.62%           11.76%           23.52%
                  51                9.36%            18.73%           11.83%           23.65%
                  54                9.41%            18.81%           11.88%           23.76%
                  57                9.44%            18.88%           11.92%           23.84%
                  60                9.46%            18.93%           11.95%           23.91%
                  63                9.48%            18.96%           11.97%           23.95%
                  66                9.49%            18.98%           11.99%           23.98%
                  69                9.50%            18.99%           12.00%           23.99%
                  72                9.50%            19.00%           12.00%           24.00%

           ----------------------------------------------------------------------------------------



            Average Delinquency Ratio equal to or greater than 8.40%                            Yes________            No___X_____

            Cumulative Default Rate (see above table)                                           Yes________            No___X_____

            Cumulative Net Loss Rate (see above table)                                          Yes________            No___X_____

            Trigger Event that occurred as of a prior Determination Date
               is Deemed Cured as of current Determination Date                                 Yes________            No___X_____

    XI.     Insurance Agreement Events of Default

            To the knowledge of the Servicer, an Insurance Agreement
               Event of Default has occurred                                                    Yes________            No___X_____

            To the knowledge of the Servicer, a Capture Event has occurred and be
               continuing                                                                       Yes________            No___X_____

            To the knowledge of the Servicer, a prior Capture Event has been cured by
               a permanent waiver                                                               Yes________            No___X_____

                 IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                     ARCADIA  FINANCIAL  LTD.

                                     By:
                                        ---------------------------------------
                                     Name: Scott R. Fjellman
                                         --------------------------------------
                                     Title: Vice President / Securitization
                                           ------------------------------------

                                 Page 3 (1998-B)